UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No.1 to

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

GROWGENERATION CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-207889	46-5008129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway, Suite 900 Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 935-8420

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001	GRWG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

GrowGeneration Corp. (the “Company”) previously filed a Current Report on Form 8-K (the “Initial Form 8-K”) on September 1, 2022 to report that the Company entered into employment agreements (the “Employment Agreements”) with each of Darren Lampert, Co-Founder and Chief Executive Officer, and Michael Salaman, Co-Founder and President. Each of the Employment Agreements contained a drafting error that incorrectly provided for 100,000 restricted stock units (“RSUs”), vesting in equal installments over two years on June 15 and December 15 each year, instead of 200,000 RSUs vesting in equal installments over two years on June 15 and December 15 each year as the Compensation Committee of the Board of Directors (the “Committee”) intended. The Employment Agreements were filed as Exhibits 10.1 and 10.2 to the Initial Form 8-K.

On June 15, 2023, the Committee approved amendments (the “Amendments”) to the Employment Agreements to correct the drafting error of the number of RSUs issued to each of Mr. Lampert and Mr. Salaman from 100,000 to 200,000, which will vest in four equal installments over two years on June 15 and December 15 each year. On the same day, the Company entered into such Amendments with each of Mr. Lampert and Mr. Salaman.

Copies of the Amendments are filed herewith as Exhibits 10.1 and 10.2 to this Amendment to Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to Employment Agreement, dated June 15, 2023, between GrowGeneration Corp. and Darren Lampert
10.2	Form of First Amendment to Employment Agreement, dated June 15, 2023, between GrowGeneration Corp. and Michael Salaman
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2023

GrowGeneration Corp.

By:	/s/ Darren Lampert
Darren Lampert Chief Executive Officer

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